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CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS

COLLECTION PERIOD: JUNE 1, 2003 THROUGH JULY 30, 2003
ACCRUAL PERIOD: JUNE 16, 2003 THROUGH JULY 14, 2003
DISTRIBUTION DATE: JULY 15, 2003


                                                      TRUST             SERIES          SERIES          SERIES          SERIES
                                                      TOTALS            1996-1          1999-2          2000-B          2000-C
                                                  -----------------  ---------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                     46,814,788.61 *    3,099,680.99   3,719,617.19    3,105,880.36    3,099,680.99
Principal Collections from Seller                             0.00 *            0.00           0.00            0.00            0.00
Investment Income on Accounts                           463,333.68         33,135.19      39,790.08       33,198.17       33,142.64
Balances in Principal Funding Accounts                        0.00              0.00           0.00            0.00            0.00
Balances in Reserve Fund Accounts                    10,853,500.00      1,750,000.00   2,100,000.00    1,753,500.00    1,750,000.00
Balances in Excess Funding Accounts                           0.00              0.00           0.00            0.00            0.00
Balance in Yield Supplement Accounts                 12,404,000.00      2,000,000.00   2,400,000.00    2,004,000.00    2,000,000.00
Other Adjustments                                             0.00              0.00           0.00            0.00            0.00
                                                  -----------------  ---------------------------------------------------------------
                   TOTAL AVAILABLE                   70,535,622.29      6,882,816.19   8,259,407.27    6,896,578.53    6,882,823.64
                                                  =================  ===============================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                             7,640,501.12        529,652.78     633,166.67      508,515.00      503,472.22

Principal Due to Note/Certificateholders                      0.00              0.00           0.00            0.00            0.00
Principal to Funding Account                                  0.00              0.00           0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts              10,853,500.00      1,750,000.00   2,100,000.00    1,753,500.00    1,750,000.00
Move Funds to the Excess Funding Accounts                     0.00              0.00           0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts          12,404,000.00      2,000,000.00   2,400,000.00    2,004,000.00    2,000,000.00
Yield Supplement  & Reserve Account to Seller                 0.00 *            0.00           0.00            0.00            0.00
Service Fees to Seller                                6,705,045.79 *      416,666.67     500,000.00      417,500.00      416,666.67
Defaulted Amounts to Seller                              97,400.92 *        6,407.11       7,688.53        6,419.93        6,407.11
Excess Collections to Seller                         32,835,174.47 *    2,180,089.63   2,618,552.07    2,206,643.60    2,206,277.64
Excess Funding Account Balance to Seller                      0.00 *            0.00           0.00            0.00            0.00
                                                  -----------------  ---------------------------------------------------------------
                 TOTAL DISBURSEMENTS                 70,535,622.29      6,882,816.19   8,259,407.27    6,896,578.53    6,882,823.64
                                                  =================  ===============================================================
                        Proof                                 0.00              0.00           0.00            0.00            0.00
                                                  =================  ===============================================================

                                                       SERIES           DCMOT            DCMOT            DCMOT
                                                       2001-A          2002-A            2002-B          2003-A          OTHER
                                                  ----------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                      6,199,361.99    12,262,474.26     6,131,237.13     9,196,855.70          0.00
Principal Collections from Seller                             0.00             0.00             0.00             0.00
Investment Income on Accounts                            66,300.21       114,563.28        57,281.64        85,922.46
Balances in Principal Funding Accounts                        0.00             0.00             0.00             0.00
Balances in Reserve Fund Accounts                     3,500,000.00             0.00             0.00             0.00
Balances in Excess Funding Accounts                           0.00             0.00             0.00             0.00
Balance in Yield Supplement Accounts                  4,000,000.00             0.00             0.00             0.00
Other Adjustments                                             0.00             0.00             0.00             0.00          0.00
                                                  ----------------------------------------------------------------------------------
                   TOTAL AVAILABLE                   13,765,662.20    12,377,037.54     6,188,518.77     9,282,778.16          0.00
                                                  ==================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                             1,002,916.67     1,997,777.78       978,750.00     1,486,250.00

Principal Due to Note/Certificateholders                      0.00             0.00             0.00             0.00
Principal to Funding Account                                  0.00             0.00             0.00             0.00
Move Funds to the Reserve Fund Accounts               3,500,000.00             0.00             0.00             0.00
Move Funds to the Excess Funding Accounts                     0.00             0.00             0.00             0.00
Move Funds to the Yield Supplement Accounts           4,000,000.00             0.00             0.00             0.00
Yield Supplement  & Reserve Account to Seller                 0.00             0.00             0.00             0.00
Service Fees to Seller                                  833,333.33     1,831,501.83       915,750.92     1,373,626.37
Defaulted Amounts to Seller                              12,814.22        25,628.45        12,814.22        19,221.34
Excess Collections to Seller                          4,416,597.97     8,522,129.48     4,281,203.63     6,403,680.45          0.00
Excess Funding Account Balance to Seller                      0.00             0.00             0.00             0.00
                                                  ----------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                 13,765,662.20    12,377,037.54     6,188,518.77     9,282,778.16          0.00
                                                  ==================================================================================
                        Proof                                 0.00             0.00             0.00             0.00          0.00
                                                  ==================================================================================


---------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
      1. Receive funds from:

              Chrysler                                           $0.00
              Investment Income                             463,333.68
              Collection Account                          8,000,000.00 *
              Reserve & Yield Accounts                            0.00
              Balance in Excess Funding Account                   0.00
                                                         $8,463,333.68
      2. Distribute funds to:
              Series Note/Certificate Holders            $7,640,501.12
              Chrysler                                      822,832.56

              Trust Deposit Accounts                              0.00

                                                         $8,463,333.68
      3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
---------------------------------------------------------------------------------------------

                                                                          TO: JOHN BOBKO/ROBERT GRUENFEL         PAUL GEKIERE
---------------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                                THE BANK OF NEW YORK               DAIMLERCHRYSLER
                                          (822,832.56)                        (212) 815-4389/8325                (248) 512-2758
---------------------------------------------------------------------
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